UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2014

Item 1. Schedule of Investments.

Schedule of investments
Delaware Core Plus Bond Fund	April 30, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Collateralized Mortgage Obligations – 3.66%
Fannie Mae Grantor Trust
Series 2002-T1 A2 7.00% 11/25/31	48,837	$57,368
Fannie Mae Interest Strip
Series 35 2 12.00% 7/1/18	15,453	17,173
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18	316	349
Series 1996-46 ZA 7.50% 11/25/26	54,880	62,656
Series 2002-83 GH 5.00% 12/25/17	160,457	169,348
Series 2011-80 CB 4.00% 8/25/26	1,953,713	2,043,252
Series 2012-122 SD 5.948% 11/25/42 •Σ	216,879	48,444
Series 2013-38 AI 3.00% 4/25/33 Σ	589,562	96,595
Series 2013-44 DI 3.00% 5/25/33 Σ	873,747	144,306
Fannie Mae Whole Loan
Series 2002-W1 2A 6.617% 2/25/42 •	65,528	76,452
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18	138,974	146,762
Series 3173 PE 6.00% 4/15/35	4,679	4,683
Series 3656 PM 5.00% 4/15/40	235,000	254,055
Series 4185 LI 3.00% 3/15/33 Σ	219,608	36,230
Series 4191 CI 3.00% 4/15/33 Σ	94,414	16,190
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 t	25,953	30,341
GNMA
Series 2010-42 PC 5.00% 7/20/39	545,000	591,163
Series 2010-113 KE 4.50% 9/20/40	245,000	260,640
NCUA Guaranteed Notes
Series 2010-C1 A2 2.90% 10/29/20	80,000	83,042
Total Agency Collateralized Mortgage Obligations (cost $4,117,770)		4,139,049

Agency Mortgage-Backed Securities – 20.15%
Fannie Mae
2.27% 1/1/23	210,244	201,112
10.50% 6/1/30	10,531	10,811
Fannie Mae ARM
2.411% 5/1/43 •	72,462	71,535
2.44% 11/1/35 •	31,619	33,670
2.518% 7/1/36 •	59,651	65,194
2.546% 6/1/43 •	24,964	24,824
3.293% 9/1/43 •	89,565	91,772
5.142% 8/1/35 •	20,060	21,568
Fannie Mae S.F. 15 yr
2.50% 7/1/27	15,349	15,495
2.50% 10/1/27	78,539	79,285

NQ-023 [4/14] 6/14 (12673)     1

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 15 yr
2.50% 2/1/28	339,108	$342,340
2.50% 5/1/28	45,358	45,684
3.00% 11/1/27	51,185	52,892
3.50% 7/1/26	106,083	111,793
4.00% 4/1/24	40,267	42,783
4.00% 5/1/24	118,855	126,196
4.00% 5/1/25	43,149	45,905
4.00% 6/1/25	141,903	150,923
4.00% 11/1/25	205,580	219,373
4.00% 12/1/26	73,195	77,758
4.00% 5/1/27	138,602	147,444
4.50% 4/1/18	8,796	9,339
5.00% 12/1/20	9,087	9,791
5.00% 5/1/21	56,147	59,940
5.00% 6/1/23	15,814	17,209
8.00% 10/1/16	15,211	15,764
Fannie Mae S.F. 15 yr TBA
2.50% 5/1/29	2,013,000	2,025,581
2.50% 6/1/29	875,000	878,145
3.00% 5/1/29	1,916,000	1,977,222
3.50% 5/1/29	29,000	30,541
3.50% 6/1/29	843,000	885,545
Fannie Mae S.F. 20 yr
3.00% 8/1/33	45,203	45,523
3.00% 9/1/33	85,122	85,724
3.50% 9/1/33	49,469	51,449
4.00% 2/1/31	55,118	58,615
5.00% 11/1/23	7,637	8,368
5.50% 8/1/28	135,071	149,853
5.50% 12/1/29	11,861	13,156
6.00% 12/1/21	5,139	5,739
Fannie Mae S.F. 30 yr
3.00% 7/1/42	66,421	64,788
3.00% 10/1/42	1,041,541	1,016,047
3.00% 12/1/42	177,322	172,958
3.00% 1/1/43	387,770	378,226
3.00% 2/1/43	37,636	36,710
3.00% 4/1/43	277,976	271,142
3.00% 5/1/43	54,925	53,582
3.50% 7/1/42	13,068	13,276
3.50% 1/1/43	288,669	293,259
4.00% 11/1/40	43,304	45,403

2     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.00% 1/1/41	201,289	$211,044
4.00% 1/1/43	96,987	101,670
4.00% 8/1/43	29,689	31,135
4.50% 7/1/36	34,018	36,525
4.50% 4/1/40	39,248	42,173
4.50% 11/1/40	99,491	106,933
4.50% 2/1/41	47,170	50,693
4.50% 3/1/41	211,558	227,326
4.50% 5/1/41	33,236	35,823
4.50% 10/1/41	120,729	129,622
4.50% 11/1/41	103,984	111,659
4.50% 9/1/43	87,032	93,468
5.00% 7/1/35	29,435	32,336
5.00% 10/1/35	72,700	79,913
5.00% 11/1/35	21,464	23,601
5.00% 2/1/36	32,460	35,685
5.00% 4/1/37	19,064	20,946
5.00% 8/1/37	5,928	6,517
5.00% 2/1/38	19,264	21,183
5.50% 2/1/33	63,352	70,583
5.50% 4/1/34	21,846	24,326
5.50% 11/1/34	21,566	24,034
5.50% 12/1/34	39,695	44,227
5.50% 3/1/35	42,770	47,640
5.50% 5/1/35	36,936	41,463
5.50% 6/1/35	21,428	23,742
5.50% 12/1/35	21,316	23,666
5.50% 1/1/36	14,184	15,827
5.50% 4/1/36	11,199	12,430
5.50% 5/1/36	10,996	12,221
5.50% 1/1/37	1,447	1,612
5.50% 2/1/37	56,566	62,521
5.50% 8/1/37	60,374	67,196
5.50% 1/1/38	1,868	2,065
5.50% 2/1/38	21,589	24,054
5.50% 6/1/38	4,659	5,147
5.50% 9/1/38	157,384	174,979
5.50% 10/1/39	195,252	215,504
5.50% 7/1/40	62,793	69,389
6.00% 2/1/37	25,902	29,033
6.00% 8/1/37	56,457	63,252
6.00% 9/1/37	8,681	9,728

NQ-023 [4/14] 6/14 (12673)     3

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
6.00% 11/1/37	10,046	$11,243
6.00% 10/1/38	99,650	111,283
6.00% 1/1/39	39,449	44,051
6.00% 9/1/39	338,138	377,719
6.00% 3/1/40	25,848	28,845
6.00% 9/1/40	33,550	37,573
8.00% 2/1/30	18,912	19,429
10.00% 7/1/20	4,484	5,081
10.00% 5/1/22	3,796	4,191
10.00% 2/1/25	64,500	71,468
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/44	518,000	504,726
3.00% 6/1/44	391,000	379,881
3.50% 6/1/44	1,151,000	1,164,219
4.00% 5/1/44	610,000	639,094
4.00% 6/1/44	1,114,000	1,163,129
4.50% 5/1/44	678,000	727,897
4.50% 6/1/44	2,035,000	2,177,450
5.00% 5/1/44	103,000	112,946
Freddie Mac ARM
2.265% 10/1/36 •	48,956	52,658
2.49% 7/1/36 •	26,719	28,496
Freddie Mac S.F. 15 yr
4.00% 12/1/24	34,304	36,460
4.00% 8/1/25	46,673	49,623
4.00% 4/1/26	49,598	52,735
4.50% 8/1/24	63,209	67,797
4.50% 7/1/25	13,402	14,379
4.50% 6/1/26	27,686	29,699
5.00% 6/1/18	23,116	24,509
5.50% 6/1/20	7,943	8,557
Freddie Mac S.F. 30 yr
3.00% 10/1/42	79,222	77,453
3.00% 11/1/42	106,534	104,347
4.00% 11/1/40	70,816	74,139
4.50% 10/1/39	136,568	146,754
4.50% 3/1/42	426,642	458,709
4.50% 10/1/43	40,342	43,406
5.50% 6/1/36	5,546	6,134
5.50% 11/1/36	13,474	14,837
5.50% 12/1/36	2,816	3,103
5.50% 6/1/38	8,315	9,146

4     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
5.50% 3/1/40	30,219	$33,238
5.50% 8/1/40	143,938	158,325
5.50% 1/1/41	36,515	40,162
6.00% 8/1/38	195,592	219,253
6.00% 5/1/40	14,701	16,369
8.00% 5/1/31	53,247	60,560
10.00% 1/1/19	6,390	7,096
11.50% 6/1/15	243	245
11.50% 8/1/15	297	298
11.50% 2/1/16	722	728
11.50% 3/1/16	643	649
Freddie Mac S.F. 30 yr TBA
5.50% 5/1/43	75,000	82,664
GNMA I S.F. 15 yr
6.50% 7/15/14	3,009	3,013
GNMA I S.F. 30 yr
7.50% 1/15/32	9,176	11,207
8.00% 5/15/30	12,534	12,883
9.50% 10/15/19	2,475	2,489
9.50% 8/15/21	7,854	9,138
9.50% 3/15/23	9,973	11,467
10.00% 9/15/18	5,795	5,827
12.00% 6/15/15	4,198	4,257
12.50% 1/15/16	4,145	4,174
GNMA II S.F. 30 yr
7.50% 9/20/30	13,602	16,363
8.00% 6/20/30	7,661	9,378
10.00% 11/20/15	102	103
10.00% 6/20/20	2,841	3,199
10.00% 8/20/20	1,550	1,761
10.00% 1/20/21	2,349	2,688
10.00% 2/20/21	7,335	8,268
10.00% 5/20/21	3,083	3,520
10.00% 6/20/21	469	497
10.50% 3/20/16	281	285
10.50% 1/20/18	234	236
10.50% 12/20/18	285	318
10.50% 2/20/19	109	110
10.50% 6/20/19	317	357
10.50% 9/20/19	305	346
10.50% 5/20/20	4,988	5,099
10.50% 8/20/20	430	433

NQ-023 [4/14] 6/14 (12673)     5

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
10.50% 10/20/20	4,077	$4,650
10.50% 2/20/21	16,861	16,962
11.00% 5/20/15	130	131
11.00% 7/20/19	393	395
12.00% 5/20/15	41	41
Total Agency Mortgage-Backed Securities (cost $22,677,449)		22,756,491

Commercial Mortgage-Backed Securities – 1.92%
Banc of America Commercial Mortgage Trust
Series 2007-4 AM 6.015% 2/10/51 •	30,000	33,718
Bank of America Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	25,211	25,185
CD1 Commercial Mortgage Trust
Series 2005-CD1 C 5.402% 7/15/44 •	65,000	67,442
Commercial Mortgage Pass Through Certificates
Series 2014-LC15 A4 4.006% 4/10/47 t	115,000	119,338
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.644% 2/15/39 •	28,543	28,974
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.618% 4/25/20 #•	43,000	47,988
Series 2012-K19 B 144A 4.176% 5/25/45 #•	20,000	20,172
Series 2012-K22 B 144A 3.812% 8/25/45 #•	65,000	63,633
Series 2012-K708 B 144A 3.891% 2/25/45 #•	190,000	195,139
Goldman Sach Mortgage Securities II
Series 2010-C1 A2 144A 4.592% 8/10/43 #	245,000	269,522
Series 2010-C1 C 144A 5.635% 8/10/43 #•	150,000	166,472
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.641% 8/12/37 •	35,000	37,729
Series 2005-LDP5 D 5.56% 12/15/44 •	60,000	62,782
Series 2011-C5 B 144A 5.502% 8/15/46 #•	100,000	112,840
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	14,871	15,409
Series 2005-C3 B 4.895% 7/15/40 •	60,000	61,483
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.376% 11/14/42 •	85,000	89,136
Series 2005-HQ7 C 5.376% 11/14/42 •	480,000	475,494
Timberstar Trust
Series 2006-1A A 144A 5.668% 10/15/36 #	185,000	200,407
WF-RBS Commercial Mortgage Trust
Series 2014-C20 A5 3.995% 5/15/47	70,000	72,097
Total Commercial Mortgage-Backed Securities (cost $2,167,908)		2,164,960

6     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Convertible Bonds – 0.58%
Alaska Communications Systems Group 144A 6.25%
exercise price $10.28, expiration date 4/27/18 #	24,000	$20,400
Alere 3.00% exercise price $43.98, expiration date
5/15/16	22,000	23,884
Ares Capital 5.75% exercise price $19.13, expiration date
2/1/16	20,000	21,750
ArvinMeritor 4.00% exercise price $26.73, expiration date
2/12/27 ϕ	39,000	39,999
BGC Partners 4.50% exercise price $9.84, expiration date
7/13/16	25,000	26,969
Blucora 144A 4.25% exercise price $21.66, expiration date
3/29/19 #	5,000	5,553
Chesapeake Energy 2.50% exercise price $50.90,
expiration date 5/15/37	11,000	11,371
Ciena 144A 3.75% exercise price $20.17, expiration date
10/15/18 #	14,000	18,209
Dendreon 2.875% exercise price $51.24, expiration date
1/13/16	15,000	11,344
Equinix 4.75% exercise price $84.32, expiration date
6/13/16	5,000	11,459
General Cable 4.50% exercise price $35.88, expiration
date 11/15/29 ϕ	28,000	28,140
Gilead Sciences 1.625% exercise price $22.71, expiration
date 5/1/16	7,000	24,168
Helix Energy Solutions Group 3.25% exercise price
$25.02, expiration date 3/12/32	9,000	11,587
Hologic 2.00% exercise price $31.17, expiration date
2/27/42 ϕ	19,000	19,606
Illumina 144A 0.25% exercise price $83.55, expiration date
3/11/16 #	11,000	18,707
Intel 3.25% exercise price $21.71, expiration date 8/1/39	19,000	26,766
Jefferies Group 3.875% exercise price $45.40, expiration
date 10/31/29	32,000	34,080
Lexington Realty Trust 144A 6.00% exercise price $6.76,
expiration date 1/11/30 #	10,000	15,963
Liberty Interactive 0.75% exercise price $1,000.00,
expiration date 3/30/43	23,000	29,871
MGM Resorts International 4.25% exercise price $18.58,
expiration date 4/10/15	11,000	15,723
Mylan 3.75% exercise price $13.32, expiration date
9/15/15	6,000	22,931
Nuance Communications 2.75% exercise price $32.30,
expiration date 11/1/31	27,000	27,270
NuVasive 2.75% exercise price $42.13, expiration date
6/30/17	44,000	49,665

NQ-023 [4/14] 6/14 (12673)     7

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Convertible Bonds (continued)
Peabody Energy 4.75% exercise price $57.62, expiration
date 12/15/41	19,000	$15,141
Ryman Hospitality Properties 144A 3.75% exercise price
$21.10, expiration date 9/29/14 #	7,000	15,006
SanDisk 1.50% exercise price $51.83, expiration date
8/11/17	17,000	29,027
SBA Communications 4.00% exercise price $30.38,
expiration date 9/29/14	8,000	23,570
TIBCO Software 2.25% exercise price $50.57, expiration
date 4/30/32	24,000	24,165
Titan Machinery 3.75% exercise price $43.17, expiration
date 4/30/19	26,000	22,864
Vector Group 2.50% exercise price $17.62, expiration date
1/14/19 •	8,000	10,822
Total Convertible Bonds (cost $578,994)		656,010

Corporate Bonds – 48.37%
Banking – 7.48%
BanColombia 5.95% 6/3/21	180,000	195,750
Bank Nederlandse Gemeenten 144A 2.625% 4/28/21 #	202,000	201,561
Bank of America
2.00% 1/11/18	55,000	55,144
4.00% 4/1/24	375,000	377,655
Barclays Bank 7.625% 11/21/22	400,000	455,250
BB&T 5.25% 11/1/19	377,000	427,267
City National 5.25% 9/15/20	110,000	123,348
Credit Suisse 144A 6.50% 8/8/23 #	250,000	279,697
Credit Suisse Group 144A 7.50% 12/11/49 #•	200,000	217,502
Fifth Third Bancorp 4.30% 1/16/24	385,000	396,509
Goldman Sachs Group 4.00% 3/3/24	435,000	437,348
HSBC Holdings 4.25% 3/14/24	200,000	202,521
ING Bank 144A 5.80% 9/25/23 #	200,000	219,677
JPMorgan Chase
3.875% 2/1/24	230,000	233,770
6.75% 8/29/49 •	195,000	207,675
KeyBank 5.45% 3/3/16	250,000	270,462
Lloyds Banking Group 7.50% 4/30/49 •	400,000	419,000
Morgan Stanley
3.875% 4/29/24	215,000	214,157
5.00% 11/24/25	340,000	353,536
Northern Trust 3.95% 10/30/25	80,000	81,312
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•	200,000	199,390
PNC Financial Services Group 3.90% 4/29/24	130,000	130,504

8     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
PNC Preferred Funding Trust II 144A 1.456% 3/31/49 #•	300,000	$291,750
Rabobank 4.625% 12/1/23	250,000	261,049
RBS Capital Trust I 2.099% 12/29/49 •	70,000	68,600
Santander UK 144A 5.00% 11/7/23 #	225,000	238,034
SVB Financial Group 5.375% 9/15/20	150,000	169,460
US Bank North America 4.95% 10/30/14	250,000	255,601
USB Capital IX 3.50% 10/29/49 •	705,000	602,775
Wachovia 0.596% 10/15/16 •	95,000	94,819
Wells Fargo
4.48% 1/16/24	108,000	112,849
5.90% 12/29/49 •	75,000	77,160
Woori Bank 144A 4.75% 4/30/24 #	200,000	199,748
Zions Bancorp
4.50% 3/27/17	160,000	170,826
4.50% 6/13/23	115,000	115,656
7.75% 9/23/14	95,000	97,387
		8,454,749
Basic Industry – 3.46%
ArcelorMittal 10.35% 6/1/19	330,000	418,275
Barrick Gold 4.10% 5/1/23	70,000	68,288
Braskem Finance 6.45% 2/3/24	200,000	208,500
CF Industries
5.15% 3/15/34	80,000	84,020
6.875% 5/1/18	210,000	247,245
7.125% 5/1/20	275,000	331,809
Dow Chemical 8.55% 5/15/19	479,000	614,705
FMG Resources August 2006 144A 6.875% 4/1/22 #	160,000	171,800
Georgia-Pacific 8.00% 1/15/24	100,000	133,278
International Paper 7.50% 8/15/21	205,000	258,881
Mosaic 5.625% 11/15/43	25,000	27,705
Office Cherifien 144A 5.625% 4/25/24 #	200,000	200,500
Perstorp Holding 144A 8.75% 5/15/17 #	200,000	215,000
Plains Exploration & Production 6.50% 11/15/20	130,000	144,137
Potash 3.625% 3/15/24	105,000	105,448
Rio Tinto Finance USA 3.50% 11/2/20	110,000	113,842
Rock-Tenn
3.50% 3/1/20	90,000	92,358
4.00% 3/1/23	85,000	86,590
4.45% 3/1/19	40,000	43,077
Vedanta Resources 144A 6.00% 1/31/19 #	200,000	200,250
Weyerhaeuser 4.625% 9/15/23	130,000	137,612
		3,903,320

NQ-023 [4/14] 6/14 (12673)     9

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Brokerage – 0.74%
Jefferies Group
5.125% 1/20/23	285,000	$301,428
6.45% 6/8/27	60,000	64,768
6.50% 1/20/43	50,000	53,789
Lazard Group 6.85% 6/15/17	366,000	415,965
		835,950
Capital Goods – 1.22%
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #	545,000	588,600
Cemex 144A 9.50% 6/15/18 #	200,000	229,500
Crane
2.75% 12/15/18	35,000	35,523
4.45% 12/15/23	145,000	150,366
General Electric 4.50% 3/11/44	85,000	87,902
Ingersoll-Rand Global Holding 144A 4.25% 6/15/23 #	55,000	56,578
URS 3.85% 4/1/17	25,000	26,120
Votorantim Cimentos 144A 7.25% 4/5/41 #	200,000	205,750
		1,380,339
Communications – 7.50%
American Tower 5.00% 2/15/24	25,000	26,645
American Tower Trust I
144A 1.551% 3/15/43 #	85,000	83,414
144A 3.07% 3/15/23 #	210,000	203,139
AT&T 3.90% 3/11/24	280,000	283,820
CC Holdings GS V 3.849% 4/15/23	445,000	437,591
CenturyLink 5.80% 3/15/22	265,000	272,950
Comcast 4.75% 3/1/44	105,000	109,887
Crown Castle Towers 144A 4.883% 8/15/20 #	590,000	655,082
Digicel Group 144A 8.25% 9/30/20 #	200,000	214,000
DIRECTV Holdings 4.45% 4/1/24	110,000	111,822
DISH DBS 5.00% 3/15/23	655,000	669,737
Intelsat Jackson Holdings 144A 5.50% 8/1/23 #	345,000	338,963
Interpublic Group 4.20% 4/15/24	130,000	132,402
Myriad International Holdings 144A 6.375% 7/28/17 #	100,000	111,375
Nielsen Finance 4.50% 10/1/20	735,000	744,187
Rogers Communications 5.00% 3/15/44	85,000	87,325
SBA Tower Trust 144A 2.24% 4/16/18 #	160,000	157,761
SES Global Americas Holdings
144A 2.50% 3/25/19 #	60,000	60,121
144A 5.30% 3/25/44 #	430,000	448,123
Sinclair Television Group 6.125% 10/1/22	430,000	441,287
Sprint 144A 7.125% 6/15/24 #	160,000	168,400
Telefonica Emisiones 5.134% 4/27/20	570,000	631,811

10     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
Telemar Norte Leste 144A 5.50% 10/23/20 #	265,000	$269,969
Time Warner Cable 8.25% 4/1/19	335,000	424,716
Verizon Communications
4.15% 3/15/24	45,000	46,199
5.15% 9/15/23	480,000	530,115
6.40% 9/15/33	55,000	66,515
Zayo Group 10.125% 7/1/20	645,000	749,006
		8,476,362
Consumer Cyclical – 2.10%
Delphi 4.15% 3/15/24	215,000	220,436
General Motors 144A 3.50% 10/2/18 #	115,000	117,731
Historic TW 6.875% 6/15/18	220,000	261,682
Host Hotels & Resorts
3.75% 10/15/23	230,000	226,529
4.75% 3/1/23	175,000	185,321
5.875% 6/15/19	75,000	81,246
Hyundai Capital America 144A 2.125% 10/2/17 #	130,000	131,612
International Game Technology 5.35% 10/15/23	225,000	241,859
Marriott International 3.375% 10/15/20	100,000	101,227
QVC 4.375% 3/15/23	270,000	268,464
TRW Automotive 144A 4.45% 12/1/23 #	250,000	255,625
Viacom 5.25% 4/1/44	80,000	84,000
Wyndham Worldwide
4.25% 3/1/22	100,000	101,797
5.625% 3/1/21	90,000	98,805
		2,376,334
Consumer Non-Cyclical – 2.75%
BFF International 144A 7.25% 1/28/20 #	100,000	115,500
Boston Scientific 6.00% 1/15/20	240,000	278,433
BRF 144A 5.875% 6/6/22 #	255,000	272,213
CareFusion 6.375% 8/1/19	230,000	266,688
Celgene 3.95% 10/15/20	245,000	258,460
Constellation Brands 4.25% 5/1/23	75,000	73,875
Cosan Luxembourg 144A 5.00% 3/14/23 #	200,000	190,500
Gilead Sciences 3.70% 4/1/24	185,000	188,114
Immucor 11.125% 8/15/19	30,000	34,050
JBS Investments 144A 7.75% 10/28/20 #	200,000	213,750
Korea Expressway 144A 1.875% 10/22/17 #	200,000	200,344
Kroger 3.30% 1/15/21	135,000	136,767
McKesson 3.796% 3/15/24	230,000	233,021
Mylan 144A 6.00% 11/15/18 #	245,000	257,855
PepsiCo 3.60% 3/1/24	60,000	61,107

NQ-023 [4/14] 6/14 (12673)     11

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Quest Diagnostics 2.70% 4/1/19	70,000	$70,365
Thermo Fisher Scientific 2.40% 2/1/19	250,000	252,730
		3,103,772
Electric – 5.31%
AES 7.375% 7/1/21	535,000	615,250
AES Gener 144A 8.375% 12/18/73 #•	200,000	216,000
Ameren Illinois 9.75% 11/15/18	389,000	508,910
American Transmission Systems 144A 5.25% 1/15/22 #	100,000	108,736
Cleveland Electric Illuminating 5.50% 8/15/24	230,000	261,471
CMS Energy 6.25% 2/1/20	190,000	224,457
ComEd Financing III 6.35% 3/15/33	190,000	188,100
Electricite de France
144A 4.60% 1/27/20 #	30,000	33,079
144A 5.25% 12/29/49 #•	425,000	434,775
Enel 144A 8.75% 9/24/73 #•	200,000	231,000
Entergy Arkansas 3.70% 6/1/24	45,000	46,288
Great Plains Energy 5.292% 6/15/22	230,000	258,830
Integrys Energy Group 6.11% 12/1/66 •	295,000	296,280
LG&E & KU Energy 4.375% 10/1/21	380,000	403,485
National Rural Utilities Cooperative Finance
4.75% 4/30/43 •	190,000	180,500
NextEra Energy Capital Holdings 6.35% 10/1/66 •	165,000	162,614
NV Energy 6.25% 11/15/20	100,000	118,125
Pennsylvania Electric 5.20% 4/1/20	175,000	193,835
PPL Capital Funding 6.70% 3/30/67 •	50,000	50,533
Puget Energy 6.00% 9/1/21	65,000	76,087
Puget Sound Energy 6.974% 6/1/67 •	525,000	545,121
SCANA 4.125% 2/1/22	85,000	86,247
State Grid Overseas Investment 2014 144A
4.125% 5/7/24 #	200,000	200,154
Wisconsin Energy 6.25% 5/15/67 •	535,000	553,436
		5,993,313
Energy – 5.24%
CNOOC Nexen Finance 2014 4.25% 4/30/24	200,000	200,440
Continental Resources 4.50% 4/15/23	305,000	321,087
Husky Energy 4.00% 4/15/24	225,000	232,401
KazMunayGas National 144A 9.125% 7/2/18 #	210,000	251,737
Newfield Exploration 5.625% 7/1/24	175,000	183,313
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	200,000	210,000
ONGC Videsh 2.50% 5/7/18	200,000	193,240

12     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	100,000	$103,000
144A 7.25% 12/12/21 #	100,000	109,750
Petrobras Global Finance
4.875% 3/17/20	60,000	61,016
6.25% 3/17/24	60,000	63,174
Petrobras International Finance 5.375% 1/27/21	135,000	138,931
Petrohawk Energy 7.25% 8/15/18	340,000	359,749
Petroleos de Venezuela 8.50% 11/2/17	70,000	63,175
Pride International 6.875% 8/15/20	475,000	571,871
QEP Resources 5.375% 10/1/22	645,000	649,837
Samson Investment 144A 10.75% 2/15/20 #	425,000	450,500
SandRidge Energy 8.75% 1/15/20	235,000	255,269
Sunoco Logistics Partners Operations 3.45% 1/15/23	165,000	159,531
Talisman Energy 5.50% 5/15/42	470,000	486,033
Whiting Petroleum 5.00% 3/15/19	645,000	682,088
Woodside Finance 144A 8.75% 3/1/19 #	85,000	108,075
YPF 144A 8.75% 4/4/24 #	60,000	60,525
		5,914,742
Finance Companies – 0.87%
General Electric Capital
2.10% 12/11/19	65,000	64,810
4.375% 9/16/20	240,000	262,977
6.25% 12/15/49 •	100,000	109,095
7.125% 12/15/49 •	300,000	345,543
Trust F/1401 144A 5.25% 12/15/24 #	200,000	202,750
		985,175
Insurance – 2.69%
Allstate 5.75% 8/15/53 •	185,000	198,297
American International Group
4.125% 2/15/24	85,000	89,128
8.175% 5/15/58 •	200,000	268,500
8.25% 8/15/18	100,000	125,167
Chubb 6.375% 3/29/67 •	680,000	758,200
Highmark
144A 4.75% 5/15/21 #	200,000	197,674
144A 6.125% 5/15/41 #	30,000	28,482
ING U.S. 5.65% 5/15/53 •	220,000	221,078
Liberty Mutual Group 144A 4.25% 6/15/23 #	200,000	205,740
MetLife 3.60% 4/10/24	170,000	171,659
Prudential Financial
3.875% 1/14/15	65,000	66,592

NQ-023 [4/14] 6/14 (12673)     13

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Insurance (continued)
Prudential Financial
4.50% 11/15/20	50,000	$54,802
5.625% 6/15/43 •	95,000	98,563
5.875% 9/15/42 •	245,000	259,087
6.00% 12/1/17	120,000	138,357
XL Group 6.50% 12/29/49 •	160,000	158,400
		3,039,726
Media – 0.19%
Columbus International 144A 7.375% 3/30/21 #	200,000	209,750
		209,750
Natural Gas – 3.58%
AmeriGas Finance 7.00% 5/20/22	350,000	386,750
El Paso Pipeline Partners Operating 6.50% 4/1/20	245,000	286,107
Enbridge Energy Partners 8.05% 10/1/37 •	245,000	277,891
Energy Transfer Partners
5.15% 2/1/43	125,000	124,142
5.95% 10/1/43	75,000	82,454
9.70% 3/15/19	127,000	165,176
EnLink Midstream Partners 4.40% 4/1/24	300,000	309,462
Enterprise Products Operating 7.034% 1/15/68 •	450,000	510,045
Kinder Morgan Energy Partners 9.00% 2/1/19	415,000	531,484
Oleoducto Central 144A 4.00% 5/7/21 #	200,000	198,734
Plains All American Pipeline 8.75% 5/1/19	195,000	251,770
TransCanada PipeLines 6.35% 5/15/67 •	290,000	301,963
Williams Partners 7.25% 2/1/17	535,000	614,601
		4,040,579
Real Estate – 1.73%
Carey (W.P.) 4.60% 4/1/24	90,000	92,021
CBL & Associates 5.25% 12/1/23	95,000	99,180
Corporate Office Properties
3.60% 5/15/23	150,000	142,505
5.25% 2/15/24	85,000	90,826
DDR
4.625% 7/15/22	80,000	85,321
4.75% 4/15/18	80,000	87,016
7.875% 9/1/20	90,000	112,700
9.625% 3/15/16	150,000	172,904
Digital Realty Trust
5.25% 3/15/21	450,000	476,714
5.875% 2/1/20	95,000	104,786
Duke Realty 3.625% 4/15/23	150,000	144,677
National Retail Properties 3.80% 10/15/22	90,000	89,916

14     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
Regency Centers
4.80% 4/15/21	55,000	$59,109
5.875% 6/15/17	95,000	107,095
USB Realty 144A 1.475% 12/22/49 #•	100,000	93,000
		1,957,770
Technology – 3.00%
Apple 3.45% 5/6/24	130,000	130,505
Baidu 3.25% 8/6/18	245,000	250,880
BMC Software Finance 144A 8.125% 7/15/21 #	550,000	578,875
Cisco Systems
2.90% 3/4/21	55,000	55,478
3.625% 3/4/24	685,000	697,607
International Business Machines 3.625% 2/12/24	155,000	157,450
National Semiconductor 6.60% 6/15/17	255,000	295,576
NetApp
2.00% 12/15/17	125,000	127,106
3.25% 12/15/22	45,000	42,332
Samsung Electronics America 144A 1.75% 4/10/17 #	200,000	200,599
Seagate HDD Cayman 144A 4.75% 6/1/23 #	75,000	75,469
Tencent Holdings 144A 3.375% 5/2/19 #	200,000	201,294
Xerox 6.35% 5/15/18	490,000	570,938
		3,384,109
Transportation – 0.51%
Brambles USA 144A 3.95% 4/1/15 #	80,000	82,090
DP World Sukuk 144A 6.25% 7/2/17 #	100,000	111,250
ERAC USA Finance 144A 5.25% 10/1/20 #	220,000	248,159
Hunt (J.B.) Transport Services
2.40% 3/15/19	25,000	25,107
3.85% 3/15/24	65,000	65,925
United Airlines 2014-1 Class A Pass Through Trust
4.00% 4/11/26 t	45,000	45,450
		577,981
Total Corporate Bonds (cost $53,147,796)		54,633,971

Municipal Bonds – 0.64%
California Statewide Communities Development Authority
(Kaiser Permanente)
Series A 5.00% 4/1/42	45,000	47,933
Golden State, California Tobacco Securitization
Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series A-1
5.125% 6/1/47	165,000	125,755

NQ-023 [4/14] 6/14 (12673)     15

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Golden State, California Tobacco Securitization
Corporation Settlement Revenue (Asset-Backed Senior
Notes) Series A-1
5.75% 6/1/47	60,000	$49,676
New Jersey Transportation Trust Fund
Series A 5.00% 6/15/42	40,000	42,224
Series AA 5.00% 6/15/44	130,000	137,760
New York City, New York
Series I 5.00% 8/1/22	50,000	59,541
New York City Water & Sewer System
(Second Generation) Series BB 5.00% 6/15/47	25,000	26,760
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	60,000	69,547
State of Maryland Local Facilities
Series A 5.00% 8/1/21	85,000	103,276
Texas Private Activity Bond Surface Transportation Senior
Lien Revenue Bond
6.75% 6/30/43 (AMT)	55,000	62,545
Total Municipal Bonds (cost $678,998)		725,017

Non-Agency Asset-Backed Securities – 2.76%
AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	100,000	109,870
Ally Master Owner Trust
Series 2013-2 A 0.602% 4/15/18 •	200,000	200,396
Series 2014-2 A 0.522% 1/16/18 •	280,000	280,000
American Express Credit Account Secured Note Trust
Series 2012-4 A 0.392% 5/15/20 •	100,000	99,791
Avis Budget Rental Car Funding AESOP
Series 2013-1A A 144A 1.92% 9/20/19 #	120,000	119,157
California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	81,952	82,435
Capital One Multi-Asset Execution Trust
Series 2007-A7 A7 5.75% 7/15/20	100,000	114,115
Series 2013-A2 A2 0.332% 2/15/19 •	440,000	439,963
Chase Issuance Trust
Series 2014-A2 A2 2.77% 3/15/23	160,000	160,545
Discover Card Execution Note Trust
Series 2014-A3 A3 1.22% 10/15/19	200,000	199,949
Golden Credit Card Trust
Series 2014-2A A 144A 0.685% 3/15/21 #•	300,000	300,000
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	125,000	125,004

16     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

	Principal amount°	Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
John Deere Owner Trust
Series 2011-A A4 1.96% 4/16/18	118,121	$118,326
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.552% 10/15/15 #•	160,000	161,693
Volvo Financial Equipment
Series 2012-1A A4 144A 1.09% 8/15/17 #	330,000	331,384
Series 2014-1A A3 144A 0.82% 4/16/18 #	80,000	79,927
World Omni Automobile Lease Securitization Trust
Series 2012-A A3 0.93% 11/16/15	192,166	192,486
Total Non-Agency Asset-Backed Securities
(cost $3,117,305)		3,115,041

Non-Agency Collateralized Mortgage Obligations – 0.77%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 ϕ	9,970	10,203
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 ϕ	300,000	287,771
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	132,988	133,282
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.676% 5/19/27 #•	62,556	63,458
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	76,440	76,445
Series 2007-A1 7A4 2.676% 7/25/35 •	188,709	168,482
Structured Asset Securities Corporation Mortgage Pass
Through Certificates
Series 2004-20 2A1 5.50% 11/25/34 t	49,911	50,966
Washington Mutual Alternative Mortgage Pass Through
Certificates
Series 2005-1 5A2 6.00% 3/25/35 t	111,010	59,367
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 2.615% 4/25/36 •	23,895	23,106
Total Non-Agency Collateralized Mortgage Obligations (cost $911,389)		873,080

Senior Secured Loans – 12.80%«
Activision Blizzard Tranche B 1st Lien 3.25% 9/12/20	292,388	292,510
Allegion U.S. Holding
Tranche B 0.75% 12/26/20	354,113	354,334
ARAMARK Tranche E 3.25% 9/7/19	170,000	168,679
Azure Midstream Tranche B 6.50% 10/21/18	187,625	189,267
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	220,000	224,930
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	318,774	318,863
Burlington Coat Factory Warehouse Tranche B2
4.25% 2/23/17	667,597	670,518

NQ-023 [4/14] 6/14 (12673)     17

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Senior Secured Loans« (continued)
Caesars Growth Partners 1st Lien 6.25% 4/10/21	115,000	$114,677
Calpine Construction Finance Tranche B2 3.25% 1/31/22	289,274	284,121
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	168,270	168,270
Clear Channel Communications Tranche B 3.65% 1/29/16	226,352	224,685
Davita Tranche B 4.50% 10/20/16	195,949	196,276
Drillships Financing Holding Tranche B1 6.00% 2/17/21	168,725	171,150
Emdeon 1st Lien 3.75% 11/2/18	575,468	575,019
Energy Transfer 1st Lien 3.25% 12/2/19	125,000	123,889
First Data Tranche B 1st Lien 4.00% 3/24/21	300,857	300,820
Gray Television 4.75% 10/11/19	54,432	54,620
HCA Tranche B4 2.75% 5/1/18	696,500	696,572
HCA Tranche B5 1st Lien 2.75% 3/31/17	452,725	452,806
Hilton Worldwide Finance Tranche B2 3.50% 9/23/20	653,467	652,151
Houghton International 2nd Lien 9.50% 11/20/20	475,000	486,281
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	205,804	206,138
Immucor Tranche B2 5.00% 8/19/18	493,414	495,264
Infor US Tranche B5 1st Lien 3.75% 6/3/20	177,174	176,209
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	519,117	519,658
J. Crew Group Tranche B 1st Lien 4.00% 2/28/21	580,000	577,680
Landry’s Tranche B 4.75% 4/24/18	174,401	174,783
Level 3 Financing Tranche B 4.00% 1/15/20	250,000	250,094
Novelis Tranche B 3.75% 3/10/17	181,657	181,544
Nuveen Investments 1st Lien 4.00% 5/13/17	550,000	550,730
Nuveen Investments 2nd Lien 6.50% 2/28/19	870,000	875,748
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	444,000	443,480
Samson Investment 2nd Lien 5.00% 9/25/18	345,000	345,755
Scientific Games International 4.25% 5/22/20	269,325	268,854
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	191,577	191,607
Sprouts Farmers Markets Holdings 4.00% 4/12/20	149,358	149,545
Sungard Availability Services Capital Tranche B 1st Lien
6.00% 3/27/19	400,000	398,000
Truven Health Analytics Tranche B 4.50% 5/23/19	280,736	279,157
Univision Communications Tranche C4 4.00% 3/1/20	557,901	555,859
USI Insurance Services
Tranche B 1st Lien 4.25% 12/3/18	187,632	187,163
Valeant Pharmaceuticals International Tranche BE
3.75% 8/5/20	229,893	230,100
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17	175,500	175,116
Zayo Group Tranche B 1st Lien 4.00% 7/2/19	506,024	505,603
Total Senior Secured Loans (cost $14,399,931)		14,458,525

18     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

		Principal amount°	Value (U.S. $)
Sovereign Bonds – 0.48%Δ
Brazil – 0.04%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	94,047	$40,123
			40,123
Gabon – 0.19%
Gabonese Republic 144A 6.375% 12/12/24 #		200,000	214,200
			214,200
Romania – 0.07%
Romanian Government International Bond 144A
4.875% 1/22/24 #		72,000	75,960
			75,960
Slovenia – 0.18%
Slovenia Government International Bond 144A
5.25% 2/18/24 #		200,000	208,500
			208,500
Total Sovereign Bonds (cost $507,993)			538,783

U.S. Treasury Obligations – 5.35%
U.S. Treasury Bonds
3.625% 2/15/44		2,550,000	2,629,290
3.75% 11/15/43 ∞		1,510,000	1,593,521
U.S. Treasury Notes
1.625% 4/30/19		805,000	802,893
2.75% 2/15/24		1,005,000	1,013,872
Total U.S. Treasury Obligations (cost $5,966,087)			6,039,576

		Number of
		Shares
Convertible Preferred Stock – 0.13%
ArcelorMittal 6.00% exercise price $20.61, expiration date
12/21/15		475	11,548
Bank of America 7.25% exercise price $50.00, expiration
date 12/31/49		7	7,982
Chesapeake Energy 144A 5.75% exercise price $27.77,
expiration date 12/31/49 #		16	18,980
Dominion Resources
6.00% exercise price $65.21, expiration date 7/1/16		90	5,291
6.125% exercise price $65.21, expiration date 4/1/16		90	5,276
HealthSouth 6.50% exercise price $30.01, expiration date
12/31/49		10	12,753
Intelsat 5.75% exercise price $22.05, expiration date
5/1/16		405	20,708
MetLife 5.00% exercise price $44.27, expiration date
3/26/14		550	16,747

NQ-023 [4/14] 6/14 (12673)     19

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

	Number of Shares	Value (U.S. $)
Convertible Preferred Stock (continued)
SandRidge Energy 8.50% exercise price $8.01, expiration
date 12/31/49	280	$30,975
Wells Fargo 7.50% exercise price $156.71, expiration date
12/31/49	14	16,723
Total Convertible Preferred Stock (cost $142,809)		146,983

Preferred Stock – 0.68%
Alabama Power 5.625%	3,715	91,203
Integrys Energy Group 6.00% •	4,400	111,100
National Retail Properties 5.70%	4,225	95,020
Public Storage 5.20%	4,400	96,800
Regions Financial 6.375% •	3,200	79,520
U.S. Bancorp 3.50% •	350	295,750
Total Preferred Stock (cost $742,835)		769,393

	Principal amount°
Short-Term Investments – 12.65%
Repurchase Agreements – 11.63%
Bank of America Merrill Lynch
0.02%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $2,509,646 (collateralized by U.S.
government obligations 0.00% - 4.375% 2/15/24 -
5/15/41; market value $2,559,839)	2,509,645	2,509,645
Bank of Montreal
0.03%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $836,550 (collateralized by U.S.
government obligations 1.25% - 3.125% 4/30/19 -
2/15/42; market value $853,279)	836,548	836,549
BNP Paribas
0.05%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $9,797,820 (collateralized by U.S.
government obligations 0.00%- 2.75% 6/30/14 -
11/15/43; market value $9,993,762)	9,797,806	9,797,806
		13,144,000
U.S. Treasury Obligation – 1.02%≠
U.S. Treasury Bill 0.093% 11/13/14	1,151,561	1,151,295
		1,151,295
Total Short-Term Investments (cost $14,294,981)		14,295,295

20     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

Total Value of Securities – 110.94%
(cost $123,452,245)	$125,312,174

Liabilities Net of Receivables and Other Assets – (10.94%)	(12,360,008)
Net Assets – 100.00%	$112,952,166

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2014, the aggregate value of Rule 144A securities was $16,282,720, which represents 14.41% of the Fund’s net assets. See Note 5 in “Notes.”

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•	Variable rate security. The rate shown is the rate as of April 30, 2014. Interest rates reset periodically.
∞	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2014.

ϕ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2014.

NQ-023 [4/14] 6/14 (12673)     21

Schedule of investments
Delaware Core Plus Bond Fund (Unaudited)

The following foreign currency exchange contracts, futures contracts and swap contract were outstanding at April 30, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNYM	BRL	46,290	USD	(20,723)	5/6/14	$(9)
JPMC	GBP	(32,223)	USD	54,125	5/30/14	(269)
JPMC	INR	1,317,152	USD	(21,653)	5/30/14	41
MSC	CLP	11,610,730	USD	(21,053)	5/30/14	(551)
MSC	IDR	230,632,515	USD	(20,046)	5/30/14	(170)
MSC	TRY	331	USD	(154)	5/30/14	2
TD	CAD	(63,307)	USD	57,383	5/30/14	(344)
TD	JPY	(402,887)	USD	3,928	5/30/14	(14)
UBS	CAD	(58,294)	USD	52,823	5/30/14	(333)
						$(1,647)

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(11)	U.S. Treasury 5 yr Notes	$(1,311,792)	$(1,313,984)	7/1/14	$(2,192)
12	U.S. Treasury 10 yr Notes	1,489,732	1,493,062	7/1/14	3,330
8	U.S. Treasury Long Bond	1,062,273	1,079,500	6/19/14	17,227
		$1,240,213			$18,365

Swap Contract
CDS Contract2

			Annual		Unrealized
			Protection	Termination	Appreciation
Counterparty	Swap Referenced Obligation	Notional Value	Payments	Date	(Depreciation)
Protection Purchased:
ITRAXX Europe Crossover
BCLY	21.1 yr CDS	EUR 245,000	5.00%	6/20/19	$(2,544)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

22     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

Summary of abbreviations:
AMT – Subject to Alternative Minimum Tax
ARM – Adjustable Rate Mortgage
BCLY – Barclays Bank
BNYM – BNY Mellon
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesian Rupiah
INR – Indian Rupee
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MSC – Morgan Stanley Capital
NCUA – National Credit Union Administration
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TD – Toronto Dominion Bank
TRY – Turkish Lira
UBS – Union Bank of Switzerland

NQ-023 [4/14] 6/14 (12673)     23

Notes
Delaware Core Plus Bond Fund	April 30, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commerical mortgage securities and U.S. government agency mortagage securites, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2010 – July 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

24     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2014.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g, “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities.The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

NQ-023 [4/14] 6/14 (12673)    25

(Unaudited)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At April 30, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$123,468,855
Aggregate unrealized appreciation	$2,437,877
Aggregate unrealized depreciation	(594,558)
Net unrealized appreciation	$1,843,319

26     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$32,776,575	$272,046	$33,048,621
Corporate Debt	—	55,289,981	—	55,289,981
Municipal Bonds	—	725,017	—	725,017
Foreign Debt	—	538,783	—	538,783
Senior Secured Loans	—	14,458,525	—	14,458,525
U.S. Treasury Obligations	—	6,039,576	—	6,039,576
Convertible Preferred Stock[2]	64,745	82,238	—	146,983
Preferred Stock	769,393	—	—	769,393
Short-Term Investments	—	14,295,295	—	14,295,295

Total	$834,138	$124,205,990	$272,046	$125,312,174

Foreign Currency Exchange Contracts	$—	$(1,647)	$—	$(1,647)
Futures Contracts	18,365	—	—	18,365
Swap Contracts	—	(2,544)	—	(2,544)

NQ-023 [4/14] 6/14 (12673)     27

(Unaudited)

1 Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 99.18% and 0.82%, respectively, of the total market value of this security type. Level 2 investments represent investments with observative inputs, while Level 3 investments represent investments without observative inputs.

2 Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 44.05% and 55.95%, respectively, of the total market value of this security type. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments.

During the period ended April 30, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

28     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the period ended April 30, 2014.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB-by Standard & Poors (S&P) Financial Services LLC or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by Delaware Management Company (DMC), a series of Delaware Management Business Trust.

NQ-023 [4/14] 6/14 (12673)     29

(Unaudited)

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/(depreciation) on swap contracts. Upon periodic payment/(receipt) or termination of the contracts, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/(paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2014, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, or (2) trading certain CDS baskets through a central counterparty.

30     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

NQ-023 [4/14] 6/14 (12673)     31

(Unaudited)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

The Fund invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

32     NQ-023 [4/14] 6/14 (12673)

(Unaudited)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2014, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to April 30, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

NQ-023 [4/14] 6/14 (12673)     33

Schedule of investments
Delaware Emerging Markets Debt Fund	April 30, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds – 93.07%
Banking – 22.50%
Alfa Bank 7.875% 9/25/17	250,000	$259,688
Banco Nacional de Costa Rica 144A 4.875% 11/1/18 #∞	200,000	199,000
Banco Santander Mexico 144A 5.95% 1/30/24 #•∞	200,000	208,250
Bank of Georgia 144A 7.75% 7/5/17 #	300,000	319,500
BBVA Bancomer
144A 4.375% 4/10/24 #∞	385,000	383,556
6.50% 3/10/21 ∞	250,000	276,250
Finansbank 5.50% 5/11/16 ∞	700,000	712,250
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•	375,000	373,857
Siam Commercial Bank 144A 3.50% 4/7/19 #	250,000	251,963
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #	500,000	501,250
Woori Bank 144A 4.75% 4/30/24 #	295,000	294,629
Yapi ve Kredi Bankasi 5.188% 10/13/15 ∞	350,000	359,975
		4,140,168
Basic Industry – 6.86%
Alpek 4.50% 11/20/22 ∞	250,000	251,250
Cia Minera Ares 144A 7.75% 1/23/21 #∞	200,000	209,750
OCP 144A 5.625% 4/25/24 #	300,000	300,750
Vedanta Resources 6.00% 1/31/19 ∞	500,000	500,625
		1,262,375
Capital Goods – 8.55%
Cemex 9.50% 6/15/18 ∞	500,000	573,750
Metalloinvest Finance
5.625% 4/17/20	250,000	224,375
144A 6.50% 7/21/16 #	250,000	249,375
OAS Investments
8.25% 10/19/19 ∞	313,000	321,216
144A 8.25% 10/19/19 #∞	200,000	205,250
		1,573,966
Communications – 18.24%
Columbus International 144A 7.375% 3/30/21 #	200,000	209,750
Comcel Trust 144A 6.875% 2/6/24 #	200,000	209,750
Digicel Group 144A 8.25% 9/30/20 #∞	500,000	535,000
Millicom International Cellular 144A 6.625% 10/15/21 #∞	200,000	209,500
Myriad International Holdings 6.00% 7/18/20 ∞	250,000	274,375
Ooredoo Tamweel 3.039% 12/3/18	300,000	305,286
TBG Global PTE 144A 4.625% 4/3/18 #	300,000	295,875
Telefonica Celular del Paraguay 6.75% 12/13/22	250,000	263,125
Telemar Norte Leste 144A 5.50% 10/23/20 #∞	300,000	305,625
Tencent Holdings 144A 3.375% 5/2/19 #	235,000	236,521
VimpelCom Holdings 144A 6.255% 3/1/17 #	300,000	302,250

NQ-227 [4/14] [6/14] (12676)     1

Schedule of investments
Delaware Emerging Markets Debt Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds (continued)
Communications (continued)
VTR Finance 144A 6.875% 1/15/24 #∞	200,000	$208,918
		3,355,975
Consumer Non-Cyclical – 5.29%
Coca-Cola Icecek 144A 4.75% 10/1/18 #∞	300,000	316,023
ENA Norte Trust 4.95% 4/25/23	232,035	237,430
JBS Investments 144A 7.75% 10/28/20 #∞	200,000	213,750
Marfrig Overseas 144A 9.50% 5/4/20 #∞	200,000	205,500
		972,703
Electric – 6.22%
AES Gener 144A 8.375% 12/18/73 #•∞	200,000	216,000
Samruk-Energy 3.75% 12/20/17	250,000	246,563
Saudi Electricity Global Sukuk 3 144A 4.00% 4/8/24 #	200,000	201,750
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #	200,000	199,546
144A 4.125% 5/7/24 #	280,000	280,216
		1,144,075
Energy – 16.75%
CNOOC Nexen Finance 2014 4.25% 4/30/24	500,000	501,099
MIE Holdings 144A 7.50% 4/25/19 #	250,000	252,187
Nostrum Oil & Gas Finance 144A 6.375% 2/14/19 #	250,000	251,250
Odebrecht Offshore Drilling Finance 144A
6.625% 10/1/22 #	200,000	210,000
Oleoducto Central 144A 4.00% 5/7/21 #	300,000	298,101
ONGC Videsh 2.50% 5/7/18 ∞	200,000	193,240
Pacific Rubiales Energy 7.25% 12/12/21 ∞	400,000	439,000
Petrobras Global Finance 3.113% 3/17/20 •∞	250,000	253,437
Petroleos de Venezuela 8.50% 11/2/17 ∞	350,000	315,875
Petroleos Mexicanos 2.248% 7/18/18 •∞	250,000	260,625
YPF 144A 8.75% 4/4/24 #	106,000	106,927
		3,081,741
Finance Companies – 1.10%
Trust F 144A 5.25% 12/15/24 #∞	200,000	202,750
		202,750
Real Estate Investment Trusts – 3.00%
Vingroup 144A 11.625% 5/7/18 #	500,000	551,250
		551,250
Technology – 1.11%
Baidu 3.25% 8/6/18 ∞	200,000	204,800
		204,800
Transportation – 3.45%
DP World Sukuk 6.25% 7/2/17	250,000	278,125

2     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Transportation (continued)
Red de Carreteras de Occidente SAPIB de CV
9.00% 6/10/28	MXN	5,000,000	$356,541
			634,666
Total Corporate Bonds (cost $16,702,728)			17,124,469

Sovereign Bonds – 10.06%Δ
Azerbaijan – 1.44%
Republic of Azerbaijan International Bond 144A
4.75% 3/18/24 #		261,000	264,315
			264,315
Brazil – 0.18%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	77,077	33,223
			33,223
Iceland – 1.19%
Republic of Iceland 144A 5.875% 5/11/22 #		200,000	218,101
			218,101
Ivory Coast – 1.03%
Ivory Coast Government International Bond
5.75% 12/31/32		200,000	189,540
			189,540
Pakistan – 1.09%
Pakistan Government International Bond 144A
7.25% 4/15/19 #		200,000	201,250
			201,250
Slovenia – 1.12%
Slovenia Government International Bond 144A
4.125% 2/18/19 #		200,000	206,500
			206,500
Sri Lanka – 1.18%
Sri Lanka Government International Bond 144A
6.00% 1/14/19 #		209,000	217,883
			217,883
Turkey – 1.70%
Hazine Mustesarligi Varlik Kiralama 144A
4.557% 10/10/18 #∞		300,000	312,000
			312,000
Zambia – 1.13%
Zambia Government International Bond 144A
8.50% 4/14/24 #		200,000	208,875
			208,875
Total Sovereign Bonds (cost $1,793,672)			1,851,687

NQ-227 [4/14] [6/14] (12676)     3

Schedule of investments
Delaware Emerging Markets Debt Fund (Unaudited)

	Principal amount°	Value (U.S. $)
Supranational Banks – 7.96%
African Export-Import Bank 5.75% 7/27/16 ∞	1,000,000	$1,069,430
Eurasian Development Bank 144A 5.00% 9/26/20 #∞	400,000	396,000
Total Supranational Banks (cost $1,437,367)		1,465,430

Short-Term Investments – 7.48%
Repurchase Agreements – 7.48%
Bank of America Merrill Lynch
0.02%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $262,726 (collateralized by U.S.
government obligations 0.00% - 4.375% 2/15/24 -
5/15/41; market value $267,981)	262,726	262,726
Bank of Montreal
0.03%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $87,575 (collateralized by U.S.
government obligations 1.25% - 3.125% 4/30/19 -
2/15/42; market value $89,327)	87,575	87,575
BNP Paribas
0.05%, dated 4/30/14, to be repurchased on 5/1/14,
repurchase price $1,025,700 (collateralized by U.S.
government obligations 0.00% - 2.75% 6/30/14 -
11/15/43; market value $1,046,212)	1,025,699	1,025,699
Total Short-Term Investments (cost $1,376,000)		1,376,000

Total Value of Securities Before Securities
Sold Short – 118.57%
(cost $21,309,767)		21,817,586

	Number of
	shares
Security Sold Short – (4.15%)
iShares JP Morgan USD Emerging Markets Bond ETF	(6,800)	(762,756)

Total Security Sold Short
(proceeds $743,263)		(762,756)

Total Value of Securities – 114.42%
(cost $20,566,504)		21,054,830

Liabilities Net of Receivables and Other Assets – (14.42%)		(2,654,084)
Net Assets – 100.00%		$18,400,746

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2014, the aggregate value of Rule 144A securities was $11,540,493, which represents 62.72% of the Fund’s net assets. See Note 5 in “Notes.”

4     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•	Variable rate security. The rate shown is the rate as of April 30, 2014. Interest rates reset periodically.
∞	Fully or partially pledged as collateral for borrowing transactions.
Δ	Securities have been classified by country of origin.

The following foreign currency exchange contracts and futures contracts were outstanding at April 30, 2014:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNYM	BRL	75,837	USD	(33,951)	5/6/14	$(15)
JPMC	INR	1,069,148	USD	(17,576)	5/30/14	33
MSC	CLP	17,415,819	USD	(31,579)	5/30/14	(826)
MSC	IDR	73,344,090	USD	(6,375)	5/30/14	(54)
MSC	TRY	1,060	USD	(491)	5/30/14	6
						$(856)

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(3)	U.S. Treasury 10 yr Notes	$(373,557)	$(373,265)	7/1/14	$292

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of abbreviations:
BNYM – BNY Mellon
BRL – Brazilian Real
CLP – Chilean Peso
IDR – Indonesian Rupiah
INR – Indian Rupee
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley Capital
MXN – Mexican Peso
TRY – Turkish Lira
USD – United States Dollar

NQ-227 [4/14] [6/14] (12676)     5

Notes
Delaware Emerging Markets Debt Fund	April 30, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Funds – Delaware Emerging Markets Fund (Fund). This report covers the period of time since the Fund’s inception on Sept. 30, 2013.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swaps (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefits or expenses in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2014.

6     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the period Sept. 30, 2013* through April 30, 2014, the Fund had average reverse repurchase agreements of $149,522, for which it paid interest at an average rate of 0.38%.

Leverage — The Fund may employ leverage to attempt to take advantage of or increase the total return of attractive investment opportunities. The Fund may initiate leverage to the extent that the sum of aggregate borrowed funds and the notional value plus any gain or minus any loss of derivatives positions may not exceed an amount equal to 33 1/3 per cent of the Fund’s total assets, measured at the time the leverage is employed. To the extent that the Fund initiates leverage, such leverage may include reverse repurchase transactions. At April 30, 2014, the Fund had borrowed $1,855,155. Securities pledged as collateral for these transactions have been identified in the schedule of investments. For the period Sept. 30, 2013* through April 30, 2014, the Fund had average borrowing of $657,077, for which it paid interest at an average rate of 0.82%.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

NQ-227 [4/14] [6/14] (12676)     7

(Unaudited)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
____________________

*	Date of commencement of operations.

2. Investments

At April 30, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$20,566,660
Aggregate unrealized appreciation	$573,413
Aggregate unrealized depreciation	(85,243)
Net unrealized appreciation	$488,170

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

8     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2014:

	Level 1	Level 2	Total
Assets:
Corporate Debt	$—	$17,124,469	$17,124,469
Foreign Debt	—	3,317,117	3,317,117
Short-Term Investments	—	1,376,000	1,376,000
Liabilities:
Security Sold Short	$(762,756)	$—	$(762,756)

Total	$(762,756)	$21,817,586	$21,054,830

Derivatives:
Foreign Currency Exchange Contracts	$—	$(856)	$(856)
Futures Contracts	292	—	292

During the period ended April 30, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At April 30, 2014, there were no Level 3 investments.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NQ-227 [4/14] [6/14] (12676)     9

(Unaudited)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by Delaware Management Company (DMC), a series of Delaware Management Business Trust.

10     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period Sept. 30, 2013* through April 30, 2014, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period Sept. 30, 2013* through April 30, 2014, the Fund did not enter into any CDS contracts as a purchaser of protection. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) trading certain CDS baskets through a central counterparty.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

No swap contracts were outstanding at April 30, 2014.

NQ-227 [4/14] [6/14] (12676)     11

(Unaudited)

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

12     NQ-227 [4/14] [6/14] (12676)

(Unaudited)

During the period ended April 30, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2014, no securities held by the Fund have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified in the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to April 30, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

NQ-227 [4/14] [6/14] (12676)     13

Schedule of investments
Delaware Inflation Protected Bond Fund	April 30, 2014 (Unaudited)

	Principal amount°	Value (U.S. $)
Corporate Bonds – 7.17%
Banking – 7.17%
HBOS Capital Funding 144A 6.071% 6/29/49 #•	2,000,000	$2,002,500
PNC Preferred Funding Trust II 144A 1.456% 3/31/49 #•	3,000,000	2,917,500
RBS Capital Trust I 2.099% 12/29/49 •	3,000,000	2,940,000
Total Corporate Bonds (cost $7,853,950)		7,860,000

Non-Agency Asset-Backed Securities – 20.08%
American Express Credit Account Master Trust
Series 2013-1 A 0.572% 2/16/21 •	1,345,000	1,351,281
Cabela’s Master Credit Card Trust
Series 2012-1A A2 144A 0.682% 2/18/20 #•	3,000,000	3,023,172
Chase Issuance Trust
Series 2012-A2 A2 0.422% 5/15/19 •	1,000,000	1,000,736
Series 2012-A10 A10 0.412% 12/16/19 •	3,000,000	2,995,620
Series 2013-A3 A3 0.432% 4/15/20 •	3,000,000	2,991,216
Chesapeake Funding
Series 2012-2A A 144A 0.602% 5/7/24 #•	1,986,010	1,989,061
Citibank Credit Card Issuance Trust
Series 2013-A7 A7 0.58% 9/10/20 •	250,000	250,905
Citibank Omni Master Trust
Series 2009-A14A A14 144A 2.902% 8/15/18 #•	550,000	554,146
Navistar Financial Dealer Note Master Trust
Series 2013-2 A 144A 0.832% 9/25/18 #•	1,000,000	1,003,263
Nissan Master Owner Trust Receivables
Series 2012-A A 0.622% 5/15/17 •	1,800,000	1,804,702
Volkswagen Auto Lease Trust
Series 2014-A A2B 0.362% 10/20/16 •	1,750,000	1,750,135
Volkswagen Credit Auto Master Owner Trust
Series 2011-1A Note 144A 0.832% 9/20/16 #•	3,275,000	3,282,192
Total Non-Agency Asset-Backed Securities
(cost $22,012,352)		21,996,429

U.S. Treasury Obligations – 72.61%
U.S. Treasury Bill
2.375% 8/31/14	8,385,000	8,450,017
U.S. Treasury Bonds
3.625% 2/15/44	1,640,000	1,690,994
3.75% 11/15/43	2,885,000	3,044,575
U.S. Treasury Inflation Indexed Bonds
1.125% 1/15/21	18,621,235	19,923,283
1.375% 2/15/44	12,293,180	12,993,793
2.375% 1/15/25	12,704,508	15,143,176
2.50% 1/15/29	3,280,590	4,056,653

NQ-556 [4/14] 6/14 (12679)     1

Schedule of investments
Delaware Inflation Protected Bond Fund (Unaudited)

	Principal amount°	Value (U.S. $)
U.S. Treasury Obligations (continued)
U.S. Treasury Inflation Indexed Note
0.125% 4/15/18	3,910,291	$4,018,587
0.125% 1/15/23	10,466,474	10,240,795
Total U.S. Treasury Obligations (cost $79,096,260)		79,561,873

Total Value of Securities – 99.86%
(cost $108,962,562)		109,418,302

Receivables and Other Assets Net of Liabilities – 0.14%		153,214
Net Assets – 100.00%		$109,571,516

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2014, the aggregate value of Rule 144A securities was $14,771,834, which represented 13.48% of the Fund’s net assets. See Note 5 in “Notes.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•	Variable rate security. The rate shown is the rate as of April 30, 2014. Interest rates reset periodically.

The following futures contracts and swap contracts were outstanding at April 30, 2014:1

Futures Contracts

		Notional			Unrealized
		Cost	Notional	Expiration	Appreciation
Contracts to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(156)	U.S. Treasury 10 yr Notes	$(19,365,469)	$(19,409,734)	7/1/14	$(44,265)

2     NQ-556 [4/14] 6/14 (12679)

(Unaudited)

Swap Contracts

Inflation Swap Contracts2

			Unrealized
	Expiration		Appreciation
Notional Value	Date	Description	(Depreciation)
$7,200,000	4/24/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.866%	$(376,745)
7,200,000	4/25/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.875%	(392,659)
14,400,000	6/5/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.835%	(603,588)
$28,800,000			$(1,372,992)

Interest Rate Swap Contracts3

		Fixed	Floating		Unrealized
Counterparty &		Interest Rate	Interest Rate	Termination	Appreciation
Referenced Obligation	Notional Value	Paid	Received	Date	(Depreciation)
GSC
5 yr	$18,100,000	0.868%	0.229%	4/25/18	$371,395
MSC
5 yr	18,100,000	0.873%	0.228%	4/26/18	368,647
					$740,042

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

2An inflation swap contract is a commitment to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments, where both payment streams are based on notional amounts, between counterparties. The change in value of inflation swap contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

3An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

NQ-556 [4/14] 6/14 (12679)     3

Schedule of investments
Delaware Inflation Protected Bond Fund (Unaudited)

Summary of abbreviations:
CPI – Consumer Price Index
GSC – Goldman Sachs Capital
MSC – Morgan Stanley Capital
yr – Year

4     NQ-556 [4/14] 6/14 (12679)

Notes
Delaware Inflation Protection Bond Fund	April 30, 2014 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Debt securities, credit default swap (CDS) contracts, inflation swap contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing, which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2010 – July 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

NQ-556 [4/14] 6/14 (12679)     5

(Unaudited)

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2014, the Fund held no investments in repurchase agreements.

To Be Announced Trades (TBA) — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Inflation-Indexed Bonds — The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly and distributions from net realized gain on investments, if any, at least annually, usually in December. The Fund may distribute more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

6     NQ-556 [4/14] 6/14 (12679)

(Unaudited)

2. Investments

At April 30, 2014, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2014, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$109,899,702
Aggregate unrealized appreciation	$1,386,280
Aggregate unrealized depreciation	(1,867,680)
Net unrealized depreciation	$(481,400)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

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Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2014:

	Level 1	Level 2	Total
Agency, Asset Backed & Mortgage Backed Securities	$—	$21,996,429	$21,996,429
Corporate Debt	—	7,860,000	7,860,000
U.S. Treasury Obligations	—	79,561,873	79,561,873

Total	$—	$109,418,302	$109,418,302
Futures Contracts	$(44,265)	$—	$(44,265)
Swap Contracts	—	(632,950)	(632,950)

During the period ended April 30, 2014, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At April 30, 2014, there were no Level 3 investments.

3. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at April 30, 2014.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts — The Fund may enter into interest rate swap contracts, inflation swap contracts and credit default swap contracts (CDS) in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by DMC.

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Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) trading these instruments through a central counterparty.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended April 30, 2014, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin is posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty.

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CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) trading certain CDS baskets through a central counterparty.No CDS contracts were outstanding at April 30, 2014.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security, on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

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The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the period ended April 30, 2014, the Fund had no securities out on loan.

5. Credit and Market Risk

The Fund primarily invests in inflation-protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation-protected bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2014, no securities held by the Fund have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to April 30, 2014 that would require recognition or disclosure in the Fund’s schedule of investments.

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Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: